UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 10, 2008 (July 3, 2008)

SENTAIDA TIRE COMPANY LIMITED
 (Exact name of registrant as specified in its charter)

Nevada	0-52142	84-1609495
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 177 Chengyang Section
308 National Highway
Danshan Industrial Area
Qingdao, China, 266109
(Address of Principal Executive Offices)

86-532-8779-8766
(Registrant’s Telephone Number, Including Area Code)

Rub A Dub Soap, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 3, 2008, Sentaida Tire Company Limited, a Nevada corporation (the “Company”) filed a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company amended its previous Articles of Incorporation to change its name from “Rub A Dub Soap, Inc.” to “Sentaida Tire Company Limited.”  The foregoing description of the provisions of the Certificate of Amendment to Articles of Incorporation of the Company is qualified in its entirety by reference to the provisions of the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated by reference herein.

The new CUSIP number for the Company’s common stock is 81726L106.  The Company’s common stock will be quoted on the Over The Counter Bulletin Board under the new symbol SDTC.OB.

ITEM 9.01

FINANCIAL STATEMENT AND EXHIBITS.

(d)

Exhibits.

Number	Description

3.1	The Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on July 3, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTAIDA TIRE COMPANY LIMITED

By:	/s/ Long Qin
Long Qin
President and Chief Executive Officer

Dated: July 10, 2008

EXHIBIT INDEX

Number	Description

3.1	The Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on July 3, 2008.